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                                                                  EXHIBIT 10.2.3

                                   JOINDER TO
                  FIRST AMENDMENT TO SHAREHOLDERS' AGREEMENT OF
                               MDMI HOLDINGS, INC.


         This Joinder is executed pursuant to the terms of the Shareholders' Agreement dated as of July 6, 1999, as amended on May 31, 2000 (the "Shareholders' Agreement"). By the execution of this Joinder the undersigned hereby agrees to be bound by all of the provisions of the First Amendment to Shareholders' Agreement of MDMI Holdings, Inc., a copy of which is attached hereto.

         IN WITNESS WHEREOF, this Joinder has been duly executed effective as of [SEE ITEM 1 ANNEX A].



                                              [SEE ITEM 2 ANNEX A]



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                                     ANNEX A
                      [JOINDER TO SHAREHOLDERS' AGREEMENT]

         The foregoing form of Joinder was entered into by seven Shareholders. The information omitted from the foregoing form of Joinder with respect to such Shareholders, which are designated below as parties A through G, respectively, is set forth below:

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
ITEM 1

Party A:     May 31, 2000
Party B:     May 31, 2000
Party C:     May 31, 2000
Party D:     May 31, 2000
Party E:     May 31, 2000
Party F:     May 31, 2000
Party G:     May 31, 2000
Party H:     May 31, 2000
Party I:     November 21, 2000

ITEM 2

Party A:     By:      /s/ BRUCE LINDSAY
             Name:    Bruce Lindsay

Party B:     By:      /s/ IRA BRIND
             Name:    Ira Brind

Party C:     CMS DIVERSIFIED PARTNERS, L.P., a Delaware limited partnership
             By:      CMS/DP Associates, L.P., a Delaware limited partnership
                      By:  MSPS/DP, Inc., a Delaware corporation
                           By:     /s/ INGRID R. WELCH
                                   Its:     VP
             By: CMS 1995 Investment Partners, L.P., a Delaware limited partnership
                      By:  CMS 1995, Inc., a Delaware corporation
                           By:     /s/ INGRID R. WELCH

Party D:     CMS CO-INVESTMENT SUBPARTNERSHIP, a Delaware general
             partnership
             By:      CMS Co-Investment Partners, L.P., a Delaware limited
                      partnership
                      By:  CMS/Co-Investment Associates, L.P., a Delaware limited partnership
                           By:     MSPS/Co-Investment, Inc., a Delaware corporation
                                   By: /s/ INGRID R. WELCH
                                   Its:     VP
                      By:  CMS 1997 Investment Partners, L.P., a Delaware limited partnership
                           By:     CMS 1997, Inc., a Delaware corporation
                                   By: /s/ INGRID R. WELCH
                                   Its:     VP
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
             By:      CMS Co-Investment Partners I-Q, L.P. a Delaware limited
                      partnership
                      By:  CMS/Co-Investment Associates, L.P., a Delaware limited partnership
                           By:     MSPS/Co-Investments, Inc., a Delaware
                                   corporation
                                            By: /s/ INGRID R. WELCH
                                            Its:     VP
                      By:  CMS 1997 Investment Partners, L.P. a Delaware limited partnership
                           By:     CMS 1997, Inc., a Delaware corporation
                                            By: /s/ INGRID R. WELCH
                                            Its:     VP

Party E:     CMS PEP XIV CO-INVESTMENT SUBPARTNERSHIP, a Delaware
             general partnership
             By:      CMS Private Equity Partners XIV, L.P., a Delaware limited
                      partnership
                      By:  CMS PEP XIV Associates, L.P., a Delaware limited
                           partnership
                           By:     MSPS PEP XIV, Inc., a Delaware corporation
                                   By: /s/ INGRID R. WELCH
                                            Its:     VP
                      By:  CMS 1999 Investment Partners, L.P., a Delaware limited partnership
                           By:     CMS 1999, Inc. a Delaware corporation
                                   By: /s/ INGRID R. WELCH
                                            Its:     VP
             By:      CMS Private Equity Partners XIV-Q, L.P., a Delaware limited partnership
                      By:  CMS PEP XIV Associates, L.P., a Delaware limited partnership
                           By:     MSPS PEP XIV, Inc., a Delaware corporation
                                   By: /s/ INGRID R. WELCH
                                            Its:     VP
                      By:  CMS 1999 Investment Partners, L.P., a Delaware limited partnership
                           By:     CMS 1999, Inc. a Delaware corporation
                                   By: /s/ INGRID R. WELCH
                                                Its:     VP

Party F:     INFRASTRUCTURE AND ENVIRONMENTAL PRIVATE EQUITY
             FUND III, L.P.
             By:      Infrastructure and Environmental Private Equity Management,
                      L.L.C., its General Partner
             By:      First Analysis IEPEF Management Company III, LLC, A Member
             By:      First Analysis Corporation, A Member
             By:      /s/ BRET R. MAXWELL
                      Bret R. Maxwell, Vice Chairman
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Party G:     ENVIRONMENTAL & INFORMATION TECHNOLOGY PRIVATE EQUITY
             FUND III, a civil partnership with limitation of liability established under the laws of the Federal Republic of Germany
             By:      Infrastructure and Environmental Private Equity Management,
                      L.L.C., its General Partner
             By:      First Analysis IEPEF Management Company III, LLC, A Member
             By:      First Analysis Corporation, A Member
             By:      /s/ BRET R. MAXWELL
                      Bret R. Maxwell, Vice Chairman

Party H:     KLIENWORT BENSON HOLDINGS INC., executed as Invited Investor
             By:      /s/ JONATHAN S. WALKER             /s/ FRANK HARTE
             Name:    Jonathan S. Walker                 Frank Harte
             Title:   Senior Vice President & Director   Senior Vice President and CEO

Party I:     THE ELLEN POLLOCK GRAY TRUST, executed as Transferee
             By:      /s/ DAVID POLLOCK
                      David Pollock, Trustee
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